Exhibit 10.77


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                       Space above for County Recorder's Use


                                 DEED OF TRUST,
           ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT

                                      FROM

                              BARON PRODUCTION LLC

                                       TO

                             PCEC-B, LLC, AS TRUSTEE

                               FOR THE BENEFIT OF

                        PETRO CAPITAL ENERGY CREDIT, LLC
                             as Administrative Agent

                          and the Other Secured Persons

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       A CARBON, PHOTOGRAPHIC, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS
                      SUFFICIENT AS A FINANCING STATEMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE TRUSTEE OR THE BENEFICIARY TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR UNDER THIS INSTRUMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF MORTGAGED PROPERTY.

THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS) AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OF THE WELL OR WELLS LOCATED ON THE PROPERTIES DESCRIBED IN THE EXHIBIT HERETO. THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF THE RECORDERS OF THE COUNTIES LISTED ON THE EXHIBIT HERETO. THE GRANTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN THE EXHIBIT ATTACHED HERETO.

PORTIONS OF THE MORTGAGED PROPERTY ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN THE EXHIBIT HERETO. THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED. THE GRANTOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS OR THE UCC RECORDS.
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                             TABLE OF CONTENTS

                                                                          Page
                                                                          ----
                                   ARTICLE I
                                  DEFINITIONS

Terms Defined Above.........................................................1

UCC and Other Defined Terms.................................................1

Definitions.................................................................2

                                   ARTICLE II
                     GRANT OF LIEN AND SECURED OBLIGATIONS

Grant of Liens..............................................................4

Grant of Security Interest..................................................5

Secured Obligations.........................................................6

Fixture Filing, Etc.........................................................6

Pro Rata Benefit............................................................7

                                  ARTICLE III
                     ASSIGNMENT OF AS-EXTRACTED COLLATERAL

Assignment..................................................................7

No Modification of Payment Obligations......................................8

Rights and Title of Consignee...............................................8

                                   ARTICLE IV
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

Title.......................................................................9

Defend Title................................................................9

Not a Foreign Person........................................................9

Power to Create Lien and Security...........................................9

Revenue and Cost Bearing Interest..........................................10

Rentals Paid; Leases in Effect.............................................10

Operation By Third Parties.................................................10

Abandon, Sales.............................................................10

Failure to Perform.........................................................10

                                   ARTICLE V
                              RIGHTS AND REMEDIES

Event of Default...........................................................11

Foreclosure and Sale.......................................................11

Substitute Trustees and Agents.............................................12

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Judicial Foreclosure; Receivership.........................................12

Foreclosure for Installments...............................................13

Separate Sales.............................................................13

Possession of Mortgaged Property...........................................13

Occupancy After Foreclosure................................................14

Remedies Cumulative, Concurrent and Nonexclusive...........................14

Discontinuance of Proceedings..............................................14

No Release of Obligations..................................................14

Release of and Resort to Collateral........................................15

Waiver of Redemption, Notice and Marshalling of Assets, Etc................15

Application of Proceeds....................................................15

Resignation of Operator....................................................16

Indemnity..................................................................16

                                   ARTICLE VI
                                  THE TRUSTEE

Duties, Rights, and Powers of Trustee......................................17

Successor Trustee..........................................................17

Retention of Moneys........................................................18

                                  ARTICLE VII
                                 MISCELLANEOUS

Instrument Construed as Mortgage, Etc......................................18

Releases...................................................................18

Severability...............................................................19

Successors and Assigns.....................................................19

Satisfaction of Prior Encumbrance..........................................19

Application of Payments to Certain Obligations.............................19

Nature of Covenants........................................................19

Notices....................................................................20

Counterparts...............................................................20

Governing Law..............................................................20

Financing Statement; Fixture Filing........................................20

Execution of Financing Statements..........................................21

Exculpation Provisions.....................................................21

References.................................................................22

Exhibit A Oil and Gas Properties

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     THIS  DEED  OF  TRUST,  ASSIGNMENT  OF  AS-EXTRACTED  COLLATERAL,  SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this "Deed of Trust") is entered into as of July 28, 2014 (the "Effective Date") by BARON PRODUCTION LLC, a Texas limited liability company (the "Grantor"), in favor of PCEC-B, LLC, a Texas limited liability company, as Trustee for the benefit of PETRO CAPITAL ENERGY CREDIT, LLC, as Administrative Agent (together with its successors and assigns, the "Beneficiary"), and the Other Secured Persons.

                                 R E C I T A L S

     A. On July 28, 2014, Grantor, as borrower, the Lenders, the Beneficiary, as administrative agent for the Lenders, executed and delivered a Credit Agreement (such Credit Agreement, as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement") pursuant to such, upon the terms and conditions stated therein, the Lenders agreed to make loans to the Grantor.

     B. On July 28, 2014, the Grantor, each of the signatories thereto and the Beneficiary executed a Guaranty and Collateral Agreement (such agreement, as may from time to time be amended or supplemented, the "Guaranty") pursuant to which, upon the terms and conditions stated therein, the Grantor and all subsidiaries of the Grantor then in existence or which may be formed during the tenor of the Credit Agreement have agreed to grant a security interest to the Beneficiary in certain assets specified therein and each of the Guarantors (including any future Guarantors) have agreed to guarantee the Obligations of the Grantor, as borrower, under the Credit Agreement (the Credit Agreement and the Guaranty collectively being the "Secured Transaction Documents").

     C. The Beneficiary and the Other Secured Persons have conditioned their obligations under the Secured Transaction Documents upon the execution and delivery by the Grantor of this Deed of Trust, and the Grantor has agreed to enter into this Deed of Trust to secure all obligations owing to the Beneficiary and the Other Secured Persons under the Secured Transaction Documents.

     D. Therefore, in order to comply with the terms and conditions of the Secured Transaction Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

                                   ARTICLE I
                                   DEFINITIONS

     Section 1.01. Terms Defined Above. As used in this Deed of Trust, each term defined above has the meaning indicated above.

     Section 1.02. UCC and Other Defined Terms. Unless otherwise defined in the Applicable UCC, each capitalized term used in this Deed of Trust and not defined in this Deed of Trust shall have the meaning ascribed to such term in the Credit Agreement. Any capitalized term not defined in either this Deed of Trust or the Credit Agreement shall have the meaning ascribed to such term in the Applicable UCC.

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     Section 1.03. Definitions.

     "Applicable UCC" means the provisions of the Uniform Commercial Code presently in effect in the jurisdiction in which the relevant UCC Collateral is situated or which otherwise is applicable to the creation or perfection of the Liens described herein or the rights and remedies of Beneficiary under this Deed of Trust.

     "Collateral" means collectively all the Mortgaged Property and all the UCC Collateral.

     "Default Rate" has the meaning specified in the Credit Agreement.

     "Event of Default" has the meaning ascribed to such term in Section 5.01.

     "Future Advances" means future obligations and future advances that the Beneficiary or any Other Secured Person may make pursuant to any Secured Transaction Document.

     "Hydrocarbon Interests" means all rights, titles, interests and estates and the lands and premises covered or affected thereby now or hereafter acquired by the Grantor in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, fee interests, surface interests, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature, in each case, which are described on Exhibit A; provided that, it is the intent of the Grantor all of its interests be subject to the Lien of this Deed of Trust even if (i) its interests on Exhibit A shall be incorrectly described or a description of a part or all of such property or the Grantor's interests therein be omitted limited to particular lands, specified depths or particular types of property interests or (ii) such properties or interests may be hereafter acquired.

     "Hydrocarbons" means all oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom and all other minerals which may be produced and saved from or attributable to the Oil and Gas Properties of the Grantor, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests or other properties constituting Oil and Gas Properties.

     "Indemnified Parties" means the Trustee, the Beneficiary, the Secured Parties, each Other Secured Person and their officers, directors, managers, employees, representatives, agents, attorneys, accountants and experts.

     "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties.

     "Mortgaged Property" means the Oil and Gas Properties and other properties and assets described in Section 2.01(a) through Section 2.01(e).

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     "Oil  and  Gas  Properties"  means  (a)  Hydrocarbon  Interests;   (b)  the
properties now or hereafter pooled or unitized with Hydrocarbon  Interests;  (c)
all  presently  existing  or  future   unitization,   communitization,   pooling
agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, equipment leases and other agreements which relate to any of the Hydrocarbon Interests or any interests therein or to the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons from or attributable to such Oil and Gas Properties; (e) all Hydrocarbons; (f) all tenements, hereditaments, appurtenances and properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, including all compressor sites, settling ponds and equipment or pipe yards; and (g) all properties, rights, titles, interests and estates described or referred to above whether now owned or hereinafter acquired, including any and all property, real or personal, immoveable or moveable, situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property (excluding drilling rigs, automotive equipment, rental equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, steam generation facilities, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes licenses and other surface and subsurface rights, together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

     "Other Secured Persons" means each Indemnified Party and any legal owner, holder, assignee or pledgee of any of the Secured Obligations.

     "Paid In Full" means (i) the irrevocable and indefeasible payment in full in cash of all principal, interest (including interest accruing during the pendency of an insolvency or liquidation proceeding, regardless of whether allowed or allowable in such insolvency or liquidation proceeding) and premium, if any, on all Loans outstanding under the Credit Agreement, (ii) the irrevocable and indefeasible payment in full in cash of all other Obligations, and (iii) the termination of all Commitments under the Credit Agreement.

     "Permitted Encumbrances" means all Liens permitted to be placed on the Mortgaged Properties under Section 9.03 of the Credit Agreement.

     "Secured  Obligations"  has the  meaning  assigned  to such term in Section
2.03.

     "Trustee" means PCEC-B, LLC, a Texas limited liability company, whose address for notice hereunder is 3710 Rawlins Street, Suite 1000, Dallas, Texas 75219, and any successors and substitutes in trust hereunder.

     "UCC Collateral" means the property and other assets described in Section 2.02.

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     "VPP" has the meaning specified in the Credit Agreement.

                                   ARTICLE II
                      GRANT OF LIEN AND SECURED OBLIGATIONS

     Section 2.01. Grant of Liens. The Grantor does by these presents hereby GRANT, BARGAIN, SELL, ASSIGN, MORTGAGE, TRANSFER and CONVEY to the Trustee, for the use and benefit of the Beneficiary and the Other Secured Persons, all the following properties, rights and interests, TO HAVE AND TO HOLD unto the Trustee forever to secure the payment and performance of the Secured Obligations:

     (a) All rights, titles, interests and estates now owned or hereafter acquired by the Grantor in and to the Oil and Gas Properties described on Exhibit A.

     (b) All rights, titles, interests and estates now owned or hereafter acquired by the Grantor in and to all geological, geophysical, engineering, accounting, title, legal and other technical or business data concerning the Oil and Gas Properties, the Hydrocarbons or any other item of property which are in the possession of the Grantor, and all books, files, records, magnetic media, computer records and other forms of recording or obtaining access to such data.

     (c) All rights, titles, interests and estates now owned or hereafter acquired by the Grantor in and to all Hydrocarbons.

     (d) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the Liens hereof by the Grantor or by anyone on the Grantor's behalf; and the Trustee and/or the Beneficiary are hereby authorized to receive the same at any time as additional security hereunder.

     (e) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by the Grantor in and to the Oil and Gas Properties described in Exhibit A and all other rights, titles, interests and estates and every part and parcel thereof, including, without limitation, any rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Permitted Encumbrances to which any of such Oil and Gas Properties or other rights, titles, interests or estates are subject or otherwise; all rights of the Grantor to Liens securing payment of proceeds from the sale of production from any of such Oil and Gas Properties, together with any and all renewals and extensions of any of such related rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by the Grantor in and to the such related rights, titles, interests or estates.

     Notwithstanding any provision in this Deed of Trust to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of "Mortgaged Property" and no Building or Manufactured (Mobile) Home is hereby encumbered by this Deed of Trust. As used herein, "Flood Insurance Regulations" shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in

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
effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et. seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

     Any fractions or percentages specified on Exhibit A in referring to the Grantor's interests are solely for purposes of the warranties made by the Grantor pursuant to Section 4.01 and Section 4.05 and shall in no manner limit the quantum of interest affected by this Section 2.01 with respect to any Oil and Gas Property or with respect to any unit or well identified on Exhibit A.

     Section 2.02. Grant of Security Interest. To further secure the payment and performance of the Secured Obligations, the Grantor hereby grants to the Beneficiary, for its benefit and the benefit of the Other Secured Persons, a security interest in and to all of the following (whether now or hereafter acquired by operation of law or otherwise):

     (a) all Accounts;

     (b) all Deposit Accounts, all Commodities Accounts and all Securities Accounts;

     (c) all Documents;

     (d) all General Intangibles (including, without limitation, rights in and under any Payment Intangible, Swap Agreement or any Commodity Contract) and all rights under insurance contracts and rights to insurance proceeds;

     (e) all Instruments;

     (f) all Goods (including, without limitation, all Inventory, all Equipment and all Fixtures whether or not relating to the Mortgaged Property);

     (g) all Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

     (h) all As-Extracted Collateral from or attributable to the Oil and Gas Properties;

     (i) all books and records pertaining to the Oil and Gas Properties;

     (j) all Fixtures;

     (k) all Hydrocarbons;

     (l) to the extent not otherwise included, any other property insofar as the it consists of personal property of any kind or character defined in and subject to the Applicable UCC; and

     (m) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, guarantees and other Supporting Obligations given with respect to any of the foregoing;

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
provided that, notwithstanding any other provision set forth in this Deed of Trust, the term "Collateral" and the term "Mortgaged Properties" and the component definitions thereof shall not include, and this Deed of Trust shall not, at any time, constitute a grant of a security interest in or Lien on or otherwise encumber, the VPP or any products or proceeds thereof.

     Section 2.03. Secured Obligations. This Deed of Trust is executed and delivered by the Grantor to secure and enforce the following (the "Secured Obligations"):

     (a) Payment of and performance of any and all indebtedness, fees, interest, indemnities, reimbursements, obligations and liabilities of the Grantor or any Guarantor (including interest accruing during the pendency of an insolvency or liquidation proceeding, regardless of whether allowed or allowable in such insolvency or liquidation proceeding) pursuant to the Credit Agreement, the Guaranty, this Deed of Trust or any other Loan Document, whether now existing or hereafter arising.

     (b) Any sums which may be advanced or paid by the Trustee or the Beneficiary or any Other Secured Person under the terms hereof or of the Credit Agreement or any Secured Transaction Document on account of the failure of the Grantor or any of the Grantor's Subsidiaries to comply with the covenants of the Grantor contained herein, in the Credit Agreement or any other Secured Transaction Document whether pursuant to Section 4.09 or otherwise and all other obligations, liabilities and indebtedness of the Grantor or any other Guarantor arising pursuant to the provisions of this Deed of Trust or any Secured Transaction Document.

     (c) Any additional loans or advances made by the Beneficiary or any Lender to the Grantor or any other Guarantor pursuant to any Loan Document.

     (d) All of the Obligations (as defined in the Credit Agreement).

     (e)  Any  and  all  renewals,  modifications,   amendments,  substitutions,
rearrangements or extensions of any of the foregoing, whether in whole or in part.

     Section 2.04. Fixture Filing, Etc. Without in any manner limiting the generality of any of the other provisions of this Deed of Trust: (i) some portions of the goods described or to which reference is made herein are or are to become Fixtures on the land described or to which reference is made herein or on Exhibit A; (ii) the security interests created hereby under applicable provisions of the Applicable UCC will attach to all As-Extracted Collateral (all minerals including oil and gas and the Accounts resulting from the sale thereof at the wellhead or minehead located on the Oil and Gas Properties described or to which reference is made herein or on Exhibit A) and all other Hydrocarbons;
(iii) this Deed of Trust is to be filed of record in the real estate records or other appropriate records as a financing statement; and (iv) the Grantor is the record owner of the real estate or interests in the real estate or immoveable property comprised of the Mortgaged Property.

     Section 2.05. Pro Rata Benefit. This Deed of Trust is executed and granted for the pro rata benefit and security of the Beneficiary and the Other Secured Persons to secure the Secured Obligations for so long as same remains unpaid and thereafter until the Secured Obligations have been Paid in Full.

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
                                  ARTICLE III
                      ASSIGNMENT OF AS-EXTRACTED COLLATERAL

     Section 3.01. Assignment.

     (a) The Grantor has absolutely and unconditionally assigned, transferred, conveyed and granted a security interest, and does hereby absolutely and unconditionally assign, transfer, convey and grant a security interest unto the Beneficiary in and to:

     (i) all of its As-Extracted Collateral located in or relating to the Mortgaged Properties located in the county where this Deed of Trust is filed, including without limitation, all As-Extracted Collateral relating to the Hydrocarbon Interests, the Hydrocarbons and all products obtained or processed therefrom;

     (ii) the revenues and proceeds now and hereafter attributable to such Mortgaged Properties, including the Hydrocarbons, and said products and all payments in lieu, such as "take or pay" payments or settlements; and

     (iii)all amounts and proceeds hereafter payable to or to become payable to the Grantor or now or hereafter relating to any part of such Mortgaged Properties and all amounts, sums, monies, revenues and income which become payable to the Grantor from, or with respect to, any of the Mortgaged Properties, present or future, now or hereafter constituting a part of the Hydrocarbon Interests.

     (b) The Hydrocarbons and products are to be delivered into pipe lines connected with the Mortgaged Property, or to the purchaser thereof, to the credit of the Beneficiary, for its benefit and the benefit of the Other Secured Persons, free and clear of all taxes, charges, costs and expenses; and all such revenues and proceeds shall be paid directly to the Beneficiary, at its offices in Dallas, Texas, with no duty or obligation of any party paying the same to inquire into the rights of the Beneficiary to receive the same, what application is made thereof, or as to any other matter.

     (c) The Grantor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders and other instruments as may be required or desired by the Beneficiary or any party in order to have said proceeds and revenues so paid to the Beneficiary. In addition to any and all rights of a secured party under Sections 9-607 and 9-609 of the Applicable UCC, the Beneficiary is fully authorized to receive and receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of the Grantor or the Beneficiary for the account of the Grantor received from or in connection with said revenues or proceeds and to hold the proceeds thereof as additional collateral securing the Secured Obligations; and to execute transfer and division orders in the name of the Grantor, or otherwise, with warranties binding the Grantor. All proceeds received by the Beneficiary pursuant to this grant and assignment shall be applied as provided in Section 5.14.

     (d) The Beneficiary shall not be liable for any delay, neglect or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but the Beneficiary shall have the right, at its election, in the name of the Grantor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Beneficiary in order to collect such funds and to protect the interests of the Beneficiary and/or the Grantor, with all costs, expenses and attorneys' fees incurred in connection therewith being paid by the Grantor.

     (e) The Grantor hereby appoints the Beneficiary as its attorney-in-fact to pursue any and all rights of the Grantor to Liens in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the Liens granted to the Trustee and/or the Beneficiary in Section 2.01(e), the Grantor hereby further transfers and assigns to the Beneficiary any and all such Liens, security interests, financing statements or similar interests of the Grantor attributable to its interest in the As-Extracted Collateral, any other Hydrocarbons and proceeds of runs therefrom arising under or created by said statutory provision, judicial decision or otherwise. The power of attorney granted to the Beneficiary in this Section 3.01, being coupled with an interest, shall be irrevocable until the Secured Obligations have been Paid in Full.

     Section 3.02. No Modification of Payment Obligations. Nothing herein contained shall modify or otherwise alter the obligation of the Grantor to make prompt payment of all amounts constituting Secured Obligations when and as the same become due regardless of whether the proceeds of the As-Extracted Collateral and Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Secured Obligations. Nothing in this Article III is intended to be an acceptance of collateral in satisfaction of the Secured Obligations.

     Section 3.03. Rights and Title of Consignee. In addition to the rights, titles and interests hereby conveyed pursuant to Section 2.01 of this Deed of Trust, the Grantor hereby grants to the Beneficiary those Liens given to purchasers of Hydrocarbons to secure their sale at the wellhead, including those rights provided in Tex. Bus. & Com. Code ss.9.343 ("Tex. UCC"), as amended from time to time.

                                   ARTICLE IV
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     The Grantor hereby represents, warrants and covenants as follows:

     Section 4.01. Title. To the extent of the undivided interests specified on Exhibit A, the Grantor has good and defensible title to and is possessed of the Hydrocarbon Interests and has good title to the UCC Collateral. The Collateral is free of all Liens except Permitted Encumbrances.

     Section 4.02. Defend Title. This Deed of Trust is, and always will be kept, a direct first priority Lien upon the Collateral; provided that Permitted Encumbrances may exist, but no intent to subordinate the priority of the Liens created hereby is intended or inferred by such existence. The Grantor will not create or suffer to be created or permit to exist any Lien, security interest or charge prior or junior to or on a parity with the Lien of this Deed of Trust upon the Collateral or any part thereof other than such Permitted Encumbrances. The Grantor will warrant and defend the title to the Collateral against the claims and demands of all other Persons whomsoever and will maintain and preserve the Lien created hereby (and its priority) until the Secured Obligations shall be Paid in Full. If (i) an adverse claim be made against or a cloud develop upon the title to any part of the Collateral other than a Permitted Encumbrance or (ii) any Person, including the holder of a Permitted Encumbrance, shall challenge the priority or validity of the Liens created by this Deed of Trust, then the Grantor agrees to immediately defend against such adverse claim, take appropriate action to remove such cloud or subordinate such Permitted Encumbrance, in each case, at the Grantor's sole cost and expense. The

Grantor further agrees that the Trustee and/or the Beneficiary may take such other action as they deem advisable to protect and preserve their interests in the Collateral, and in such event the Grantor will indemnify the Trustee and the Beneficiary against any and all cost, attorneys' fees and other expenses which they may incur in defending against any such adverse claim or taking action to remove any such cloud.

     Section 4.03. Not a Foreign Person. The Grantor is not a "foreign person" within the meaning of the Code, Sections 1445 and 7701 (i.e. the Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 4.04. Power to Create Lien and Security. The Grantor has full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage and convey a security interest in all of the Collateral in the manner and form herein provided. No authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever is required in connection with the execution and delivery by the Grantor of this Deed of Trust.

     Section 4.05. Revenue and Cost Bearing Interest. The Grantor's ownership of the Hydrocarbon Interests and the undivided interests therein as specified on Exhibit A will, after giving full effect to all Permitted Encumbrances, afford the Grantor not less than those net interests (expressed as a fraction, percentage or decimal) in the production from or which is allocated to such Hydrocarbon Interest specified as Net Revenue Interest (as specified on Exhibit
A) on attached Exhibit A and will cause the Grantor to bear not more than that portion (expressed as a fraction, percentage or decimal), specified as Working Interest on Exhibit A, of the costs of drilling, developing and operating the wells identified on Exhibit A except to the extent of any proportionate corresponding increase in the Net Revenue Interest.

     Section 4.06. Rentals Paid; Leases in Effect. All rentals and royalties due and payable in accordance with the terms of any leases or subleases comprising a part of the Mortgaged Property have been duly paid or provided for, and all leases or subleases comprising a part of the Oil and Gas Property are in full force and effect.

     Section 4.07. Operation By Third Parties. If any portion of the Mortgaged Property is comprised of interests which are not working interests or which are not operated by the Grantor or one of its Affiliates, then with respect to such interests and properties, the Grantor's covenants as expressed in this Article IV are modified to require that the Grantor use reasonable commercial efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such Mortgaged Properties.

     Section 4.08. Abandon, Sales. The Grantor will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Collateral except as permitted by the Credit Agreement.

     Section 4.09. Failure to Perform. The Grantor agrees that if it fails to perform any act or to take any action which it is required to perform or take hereunder or pay any money which the Grantor is required to pay hereunder, each of the Beneficiary and the Trustee, in the Grantor's name or its or their own name, may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by the Grantor to the Beneficiary or the Trustee, as the case may be, and each of the Beneficiary and the Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by the Grantor to each of the Beneficiary and the Trustee pursuant to this Deed of Trust shall bear interest from the date of such expenditure or payment to such Person until paid at the Default Rate.

                                   ARTICLE V
                               RIGHTS AND REMEDIES

     Section 5.01. Event of Default. An Event of Default under the Credit Agreement shall be an "Event of Default" under this Deed of Trust.

     Section 5.02. Foreclosure and Sale.

     (a) If an Event of Default shall occur and be continuing, to the extent provided by applicable law, the Beneficiary shall have the right and option to proceed with foreclosure and to sell all or any portion of such Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Beneficiary may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Property is situated in more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Mortgaged Property may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Property is to be sold. Nothing contained in this Section 5.02 shall be construed so as to limit in any way any rights to sell the Mortgaged Property or any portion thereof by private sale if and to the extent that such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. The Grantor hereby irrevocably appoints the Trustee and the Beneficiary, with full power of substitution, to be the attorneys-in-fact of the Grantor and in the name and on behalf of the Grantor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which the Grantor ought to execute and deliver and do and perform any and all such acts and things which the Grantor ought to do and perform under the covenants herein contained and generally, to use the name of the Grantor in the exercise of all or any of the powers hereby conferred on the Trustee and/or the Beneficiary. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for the Trustee or the Beneficiary, as appropriate, to have physically present, or to have constructive possession of, the Mortgaged Property (the Grantor hereby covenanting and agreeing to deliver any portion of the Mortgaged Property not actually or constructively possessed by the Trustee or the Beneficiary immediately upon his or its demand) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by the Trustee or the Beneficiary shall contain a general warranty of title, binding upon the Grantor and its successors and assigns,
(iii) each and every recital contained in any instrument of conveyance made by the Trustee or the Beneficiary shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Secured Obligations, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of the Trustee, the Beneficiary or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof, (vi) to the fullest extent permitted by law, the Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against the Grantor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under the Grantor, and (vii) to the extent and under such circumstances as are permitted by law, the Beneficiary may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Secured Obligations (in the order of priority set forth in Section 5.14) in lieu of cash payment.

     (b) If an Event of Default shall occur and be continuing, then (i) the Beneficiary shall be entitled to all of the rights, powers and remedies afforded a secured party by the Applicable UCC with reference to the UCC Collateral or
(ii) the Trustee or the Beneficiary may proceed as to any Collateral in accordance with the rights and remedies granted under this Deed of Trust or applicable law in respect of the Collateral. Such rights, powers and remedies shall be cumulative and in addition to those granted to the Trustee or the Beneficiary under any other provision of this Deed of Trust or under any other Loan Document or any Secured Transaction Document. Written notice mailed to the Grantor as provided herein at least ten (10) days prior to the date of public sale of any part of the Collateral which is personal property subject to the provisions of the Applicable UCC, or prior to the date after which private sale of any such part of the Collateral will be made, shall constitute reasonable notice.

     Section 5.03. Substitute Trustees and Agents. The Trustee or Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee or Beneficiary, including the posting of notices and the conduct of sale, but in the name and on behalf of the Trustee or Beneficiary. If the Trustee or Beneficiary shall have given notice of sale hereunder, any successor or substitute trustee appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

     Section 5.04. Judicial Foreclosure; Receivership. If any of the Secured Obligations shall become due and payable and shall not be promptly paid, the Trustee or the Beneficiary shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Collateral under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Collateral under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by the Trustee and/or the Beneficiary in connection with any such receivership shall be a demand obligation (which obligation the Grantor hereby expressly promises to pay) owing by the Grantor to the Trustee and/or the Beneficiary and shall bear interest from the date of making such advance by the Trustee and/or the Beneficiary until paid at the Default Rate.

     Section 5.05. Foreclosure for Installments. The Beneficiary shall also have the option to proceed with foreclosure in satisfaction of any installments of the Secured Obligations which have not been paid when due either through the courts or by directing the Trustee to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Secured Obligations as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest and other Secured Obligations then due; such sale may be made subject to the unmatured portion of the Secured Obligations, and any such sale shall not in any manner affect the unmatured portion of the Secured Obligations, but as to such unmatured portion of the Secured Obligations this Deed of Trust shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Obligations, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Secured Obligations without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Secured Obligations.

     Section 5.06. Separate Sales. The Collateral may be sold in one or more parcels and to the extent permitted by applicable law in such manner and order as the Beneficiary, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

     Section 5.07. Possession of Mortgaged Property. If an Event of Default shall have occurred and be continuing, then, to the extent permitted by applicable law, the Trustee or the Beneficiary shall have the right and power to enter into and upon and take possession of all or any part of the Collateral in the possession of the Grantor, its successors or assigns, or its or their agents or servants, and may exclude the Grantor, its successors or assigns, and all persons claiming under the Grantor, and it's or their agents or servants wholly or partly therefrom; and, holding the same, the Beneficiary may use, administer, manage, operate and control the Collateral and conduct the business thereof to the same extent as the Grantor, its successors or assigns, might at the time do and may exercise all rights and powers of the Grantor, in the name, place and stead of the Grantor, or otherwise as the Beneficiary shall deem best. All costs, expenses and liabilities of every character incurred by the Trustee and/or the Beneficiary in administering, managing, operating, and controlling the Mortgaged Property shall constitute a demand obligation (which obligation the Grantor hereby expressly promises to pay) owing by the Grantor to the Trustee and/or the Beneficiary and shall bear interest from date of expenditure until paid at the Default Rate.

     Section 5.08. Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale the Grantor or the Grantor's heirs, devisees, representatives, successors or assigns or any other person claiming any interest in the Collateral by, through or under the Grantor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

     Section 5.09. Remedies Cumulative, Concurrent and Nonexclusive. Every right, power, privilege and remedy herein given to the Trustee or the Beneficiary shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Applicable UCC in effect and applicable to the Collateral or any portion thereof). Each and every right, power, privilege and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustee or the Beneficiary, and the exercise, or the beginning of the exercise, or the abandonment, of any such right, power, privilege or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power, privilege or remedy. No delay or omission by the Trustee or the Beneficiary or any Other Secured Person in the exercise of any right, power or remedy shall impair any such right, power, privilege or remedy or operate as a waiver thereof or of any other right, power, privilege or remedy then or thereafter existing.

     Section 5.10. Discontinuance of Proceedings. If the Trustee or the Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under any Secured Transaction Document or available at law and shall thereafter elect to discontinue or abandon same for any reason, then it shall have the unqualified right so to do and, in such an event, the parties shall be restored to their former positions with respect to the Secured Obligations, this Deed of Trust, the Credit Agreement, the Collateral and otherwise, and the rights, remedies, recourses and powers of the Trustee and the Beneficiary, as applicable, shall continue as if same had never been invoked.

     Section 5.11. No Release of Obligations. Neither the Grantor, any Guarantor nor any other person hereafter obligated for payment of all or any part of the Secured Obligations shall be relieved of such obligation by reason of: (a) the failure of the Trustee to comply with any request of the Grantor, or any Guarantor or any other Person so obligated to foreclose the Lien of this Deed of Trust or to enforce any provision hereunder or under the Credit Agreement; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and the Beneficiary extending, renewing, rearranging or in any other way modifying the terms of this Deed of Trust without first having obtained the consent of, given notice to or paid any consideration to the Grantor, any Guarantor or such other Person, and in such event the Grantor, Guarantor and all such other person s shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by the Beneficiary; or (d) by any other act or occurrence save and except if the Secured Obligations are Paid in Full and any other obligations hereunder or under the Credit Agreement are completely fulfilled.

     Section 5.12. Release of and Resort to Collateral. The Beneficiary may release, regardless of consideration, any part of the Collateral without, as to the remainder, in any way impairing, affecting, subordinating or releasing the Lien created in or evidenced by this Deed of Trust or its stature as a first and prior Lien in and to the Collateral, and without in any way releasing or diminishing the liability of any Person liable for the repayment of the Secured Obligations. For payment of the Secured Obligations, the Beneficiary may resort to any other security therefor held by the Beneficiary or the Trustee in such order and manner as the Beneficiary may elect.

     Section 5.13. Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, the Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to the Grantor by virtue of any present or future moratorium law or other law exempting the Collateral from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default or of the Beneficiary's or any other secured Person's intention to accelerate maturity of the Secured Obligations or of any election to exercise or any actual exercise of any right, remedy or recourse provided for hereunder or under any Secured Transaction Document or available at law; and (c) any right to a marshalling of assets or a sale in inverse order of alienation. If any law referred to in this Deed of Trust and now in force, of which the Grantor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof. If the laws of any state which provides for a redemption period do not permit the redemption period to be waived, the redemption period shall be specifically reduced to the minimum amount of time allowable by statute.

     Section 5.14. Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received in any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

     (a) First, to the payment of all expenses incurred by the Trustee or the Beneficiary incident to the enforcement of this Deed of Trust, the Credit Agreement or any Secured Transaction Document to collect any portion of the Secured Obligations (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to the Trustee acting, if applicable), and to the payment of all other charges, expenses, liabilities and advances incurred or made by the Trustee or the Beneficiary under this Deed of Trust or in executing any trust or power hereunder; and

     (b) Second, as set forth in Section 10.02(c) of the Credit Agreement.

     Section 5.15. Resignation of Operator. In addition to all rights and remedies under this Deed of Trust, at law and in equity, if any Event of Default shall occur and the Trustee or the Beneficiary shall exercise any remedies under this Deed of Trust with respect to any portion of the Mortgaged Property (or the Grantor shall transfer any Mortgaged Property "in lieu of" foreclosure) whereupon the Grantor is divested of its title to any of the Collateral, the Beneficiary shall have the right to request that any operator of any Mortgaged Property which is either the Grantor or any Affiliate of the Grantor to resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by the Grantor of any such request, the Grantor shall resign (or cause such other Person to resign) as operator of such Collateral.

     Section 5.16. Indemnity. THE INDEMNIFIED PARTIES SHALL NOT BE LIABLE, IN CONNECTION WITH ANY ACTION TAKEN, FOR ANY LOSS SUSTAINED BY THE GRANTOR RESULTING FROM AN ASSERTION THAT THE BENEFICIARY HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTY SEEKING INDEMNITY. NO INDEMNIFIED PARTY SHALL BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF THE GRANTOR. THE GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, AND TO HOLD EACH INDEMNIFIED PARTY
HARMLESS  FROM,  ANY AND ALL  LIABILITY,  LOSS OR  DAMAGE  WHICH MAY OR MIGHT BE
INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS DEED OF TRUST OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER. IF ANY INDEMNIFIED PARTY SHALL MAKE ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION THE GRANTOR HEREBY EXPRESSLY PROMISES TO
PAY) OWING BY THE GRANTOR TO SUCH INDEMNIFIED PARTY AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE DEFAULT RATE. THE GRANTOR HEREBY ASSENTS TO, RATIFIES AND CONFIRMS ANY AND ALL ACTIONS OF EACH INDEMNIFIED PARTY WITH RESPECT TO THE MORTGAGED PROPERTY TAKEN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS DEED OF TRUST. THE LIABILITIES OF THE GRANTOR AS SET FORTH IN THIS SECTION 5.16 SHALL SURVIVE THE TERMINATION OF THIS DEED OF TRUST.

                                   ARTICLE VI
                                  THE TRUSTEE

     Section 6.01. Duties, Rights, and Powers of Trustee. The Trustee shall have no duty to see to any recording, filing or registration of this Deed of Trust or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against the Grantor, or to see to the performance or observance by the Grantor of any of the covenants and agreements contained herein. The Trustee shall not be responsible for the execution, acknowledgment or validity of this Deed of Trust or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of the Beneficiary. The Trustee shall have the right to advise with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. The Trustee shall not incur any personal liability hereunder except for the Trustee's own willful misconduct; and the Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

     Section 6.02. Successor Trustee. The Trustee may resign by written notice addressed to the Beneficiary or be removed at any time with or without cause by an instrument in writing duly executed on behalf of the Beneficiary. In case of the death, resignation or removal of the Trustee, a successor may be appointed by the Beneficiary by instrument of substitution complying with any applicable law, or, in the absence of any such requirement under applicable law, without formality other than appointment and designation in writing. Written notice of such appointment and designation shall be given by the Beneficiary to the Grantor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited. Upon the making of any such appointment and designation, this Deed of Trust shall vest in the successor all the estate and title in and to all of the Mortgaged Property and the successor shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate an additional successor but such right may be exercised repeatedly until the Secured Obligations are Paid in Full. To facilitate the administration of the duties hereunder, the Beneficiary may appoint multiple trustees to serve in such capacity or in such jurisdictions as the Beneficiary may designate.

     Section 6.03. Retention of Moneys. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law) and the Trustee shall be under no liability for interest on any moneys received by him hereunder.

                                  ARTICLE VII
                                 MISCELLANEOUS

     Section 7.01. Instrument Construed as Mortgage, Etc. With respect to any portions of the Mortgaged Property located in any State or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of the Trustee as herein provided, the general language of conveyance hereof to the Trustee is intended and the same shall be construed as words of mortgage unto and in favor of the Beneficiary and the rights and authority granted to the Trustee herein may be enforced and asserted by the Beneficiary in accordance with the laws of the jurisdiction in which such portion of the Mortgaged Property is located and the same may be foreclosed at the option of the Beneficiary as to any or all such portions of the Mortgaged Property in any manner permitted by the laws of the jurisdiction in which such portions of the Mortgaged Property is situated.

     This Deed of Trust may be construed as a mortgage, deed of trust, conveyance, assignment, security agreement, fixture filing, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the Lien hereof and the purposes and agreements herein set forth.

     Section 7.02. Releases.

     (a) Full Release. If all Secured Obligations shall be Paid In Full, the Beneficiary shall forthwith cause satisfaction and discharge of this Deed of Trust to be entered upon the record at the expense of the Grantor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be appropriate. Otherwise, this Deed of Trust shall remain and continue in full force and effect.

     (b) Partial Release. If any of the Mortgaged Property shall be sold, transferred or otherwise disposed of by the Grantor in a transaction permitted by the Credit Agreement, then the Beneficiary, at the request and sole expense of the Grantor, shall promptly execute and deliver to the Grantor all releases, re-conveyances or other documents reasonably necessary or desirable for the release of the Liens created hereby on the Mortgaged Property.

     (c) Possession of Notes. The Grantor acknowledges and agrees that possession of any Note (or any replacements of any said Note or other instrument evidencing any part of the Secured Obligations) at any time by the Grantor or any other guarantor shall not in any manner extinguish the Secured Obligations or this Deed of Trust, and the Grantor shall have the right to issue and reissue any of the Notes from time to time as its interest or as convenience may require, without in any manner extinguishing or affecting the Secured Obligations or the Lien of this Deed of Trust.

     Section 7.03. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Trustee, the Beneficiary and the Other Secured Persons in order to effectuate the provisions hereof. The invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     Section 7.04. Successors and Assigns. The terms used to designate any party or group of persons shall be deemed to include the respective heirs, legal representatives, successors and assigns of such Persons.

     Section 7.05. Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness by any outstanding Lien against the Mortgaged Property then the parties agree that: (a) such proceeds have been advanced at the Grantor's request, and (b) the Beneficiary and the Lenders shall be subrogated to any and all rights and Liens owned by any owner or holder of such outstanding Liens, irrespective of whether said Liens are or have been released. It is expressly understood that, in consideration of the payment of such other indebtedness, the Grantor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness. This Deed of Trust is made with full substitution and subrogation of the Trustee and the Beneficiary and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

     Section 7.06. Application of Payments to Certain Obligations. If any part of the Secured Obligations cannot be lawfully secured by this Deed of Trust or if any part of the Mortgaged Property cannot be lawfully subject to the Lien hereof to the full extent of the Secured Obligations, then all payments made shall be applied on said Secured Obligations first in discharge of that portion thereof which is not secured by this Deed of Trust.

     Section 7.07. Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

     Section 7.08. Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by registered or certified United States mail, postage prepaid, or by personal service (including express or courier service) at the addresses specified in Section 7.12 (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery at the address and in the manner provided herein, upon receipt; provided that, service of notice as required by the laws of any state in which portions of the Mortgaged Property may be situated shall for all purposes be deemed appropriate and sufficient with the giving of such notice.

     Section 7.09. Counterparts. This Deed of Trust is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in or on more than one county, descriptions of only those portions of the Mortgaged Property located in or on the county in which a particular counterpart is recorded shall be attached as Exhibit A to such counterpart. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument. Complete copies of this Deed of Trust containing the entire Exhibit A have been retained by the Beneficiary.

     Section 7.10. Governing Law. Insofar as permitted by otherwise applicable law, this Deed of Trust shall be construed under and governed by the laws of the State of Texas; provided, however, that, with respect to any portion of the Mortgaged Property located outside of the State of Texas, the laws of the place in which such property is located in, or offshore area adjacent to (and State law made applicable as a matter of Federal law), shall apply to the extent of procedural and substantive matters relating only to the creation, perfection, foreclosure of Liens and enforcement of rights and remedies against the Mortgaged Property.

     Section 7.11. Financing Statement; Fixture Filing. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all Fixtures included within the Mortgaged Property and is to be filed or filed for record in the real estate records, mortgage records or other appropriate records of each jurisdiction where any part of the Mortgaged Property (including said fixtures) are situated. This Deed of Trust shall also be effective as a financing statement covering As-Extracted Collateral (including oil and gas and all other substances of value which may be extracted from the ground) and accounts financed at the wellhead or minehead of wells or mines located on the properties subject to the Applicable UCC and is to be filed for record in the real estate records, UCC records or other appropriate records of each jurisdiction where any part of the Mortgaged Property is situated.

     Section 7.12. Execution of Financing Statements. Pursuant to the Applicable UCC, the Grantor authorizes the Beneficiary, its counsel or its representative, at any time and from time to time, to file or record financing statements, continuation statements, amendments thereto and other filing or recording documents or instruments with respect to the Mortgaged Property without the signature of the Beneficiary in such form and in such offices as the Beneficiary reasonably determines appropriate to perfect the security interests of the Beneficiary under this Agreement. The Grantor also authorizes the Beneficiary, its counsel or its representative, at any time and from time to time, to file or record such financing statements that describe the collateral covered thereby as "all assets of the Beneficiary", "all personal property of the Beneficiary" or words of similar effect. The Grantor shall pay all costs associated with the filing of such instruments.

     In that regard, the following information is provided:

     Name of Debtor:               Baron Production LLC
     Address of Debtor             300 S. CM Allen Pkwy, Suite 400
                                   San Marcos, Texas 78666

     State of Formation/Location   Texas
     Organizational ID Number      801793395
     Facsimile:                    (512) 392-7238
     Telephone:                    (512) 392-5775

     Principal Place of
     Business of Debtor:           Texas

     Name of Secured Party:        Petro Capital Energy Credit, LLC
                                   as Administrative Agent
     Address of Secured            3710 Rawlins Street
     Party:                        Dallas, Texas 75219
     Facsimile:                    214.661.7760
     Telephone:                    214.661.7761

     Owner of Record of
     Real Property:                Baron Production LLC

     Section  7.13.   Exculpation   Provisions.   EACH  OF  THE  PARTIES  HERETO
SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS DEED OF TRUST; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS DEED OF TRUST; THAT IT HAS IN FACT READ THIS DEED OF TRUST AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS DEED OF TRUST; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS DEED OF TRUST; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS DEED OF TRUST; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS DEED OF TRUST RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS DEED OF TRUST ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS".

     Section 7.14. References. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Deed of Trust refer to this Deed of Trust as a whole, and not to any particular article, section or subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Deed of Trust unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.


                          [SIGNATURES BEGIN NEXT PAGE]

     EXECUTED this 28th day of July, 2014, to be effective as of the 28th day of July, 2014.

                                 BARON PRODUCTION LLC

                                 By:
                                       -----------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title:
                                       -----------------------------------------

STATE OF TEXAS           ss.
                         ss.
COUNTY OF _______        ss.

     This  instrument  was   acknowledged   before  me  on  July  ___,  2014  by
___________________________,  the __________________________ of Baron Production
LLC, a Texas limited liability company, on behalf of said company.


                                 -----------------------------------
                                 Notary Public

Seal:

                                    EXHIBIT A

                                 DEED OF TRUST,
           ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT

                                  Introduction

     The capitalized terms used but not defined in this Exhibit A are used as defined in the Deed of Trust. For purposes of this Exhibit A the capitalized terms not defined in the Deed of Trust are as follows:

     1. "Working Interest" or "Gross Working Interest" and "W.I." or "G.W.I." means an interest owned in an oil, gas and mineral lease that determines the cost bearing percentage of the owner of such interest.

     2. "Net Revenue Interest" or "N.R.I." means an interest (expressed as a percentage or decimal fraction), determined net of all royalties, overriding royalties, production payments or other burdens payable out of production, in and to all Hydrocarbons produced and saved from or attributable to a Well. In the case of any Well listed in Exhibit A, the Net Revenue Interest specified for such Well shall mean the sum of the percentage or decimal fraction set forth after the words "Net Revenue Interest" in the portion applicable to such Well plus, in the case of any Well with respect to which a royalty interest and/or overriding royalty is stated in this Exhibit A and applicable to such Well, the percentage or decimal fraction set forth after the words "Royalty Interest" or "Overriding Royalty Interest" in each such portion of Exhibit A.

     3. "Well" means (i) any existing well identified in Exhibit A, including replacement well drilled in lieu thereof from which gas is now or hereafter produced and (ii) any well at any time producing or capable of producing gas attributable to the Hydrocarbons as defined above, including any well which has been shut-in, has temporarily ceased production or on which workover, reworking, plugging and abandonment or other operations are being conducted or planned.

     All references contained in this Exhibit A to the Oil and Gas Properties are intended to include references to (i) the volume or book and page, file, entry or instrument number of the appropriate records of the particular county in the State where each such lease or other instrument is recorded and (ii) all valid and existing amendments to such lease or other instrument of record in such county records regardless of whether such amendments are expressly described herein. A special reference is here made to each such lease or other instrument and the record thereof for a more particular description of the property and interests sought to be affected by the Deed of Trust and for all other purposes.

     For recording purposes, in regards to each county portion to this Exhibit A, this Introduction may be attached to an original executed copy of the Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement to be separately filed of record in each county.

                        East Pearsall (Stewart) Prospect

TRACT 1 - 1985 ACRES

Lease 1: Oil and Gas Lease dated August 13, 2009, from Federal Royalty LLC, as General Partner for Federal Royalty Partners, Ltd., as Lessor, to Sien Energy Company, as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 66, page 502, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, out of the A.B.&M. Survey 5, A-29, the A.B.&M. Survey 7, A-30, the A.B.&M. Survey 9, A-31, the R.H. Adcock Survey 10, A-1341 and the B.S.&F. Survey 1, A-111, Frio County, Texas.

Lease 2: Oil and Gas Lease dated March 26, 2009, from Cimarron Texas Minerals, Ltd., as Lessor, to Sien Energy Company, as Lessee, recorded by Memorandum of Oil and Gas Lease dated March 31, 2009 in Volume 67, page 831, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described above in Lease 1.

Lease 3: Paid Up Oil and Gas Lease dated March 6, 2009, from Joseph M. Dawson, Jr., as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 504, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 4: Paid Up Oil and Gas Lease dated March 6, 2009, from Dorothy D. Burlage, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 508, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 5: Paid Up Oil and Gas Lease dated January 16, 2009, from Hager Oil & Gas, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 512, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 6: Paid Up Oil and Gas Lease dated September 28, 2009, from Bill Bishop, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 528, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 7: Paid Up Oil and Gas Lease dated September 28, 2009, from Robert L. Dow, Jr., as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 524, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 8: Paid Up Oil and Gas Lease dated September 28, 2009, from Wesley K. Winn, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 517, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 9: Paid Up Oil and Gas Lease dated September 28, 2009, from Tolar N. Hamblen, III, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 67, page 828, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 10: Paid Up Oil and Gas Lease dated September 28, 2009, from Ginger Busboom, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 521, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 11: Paid Up Oil and Gas Lease dated August 24, 2009, from Mark E. McCourt and wife, Susan McCourt, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 536, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 12: Paid Up Oil and Gas Lease dated August 24, 2009, from A.L. Furnace and wife, Pauline Furnace, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 532, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 13: Paid Up Oil and Gas Lease dated August 10, 2009, from Dickerson Resources, Arthur J. Milbarger and Joseph E. Stewart, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 540, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 14: Paid Up Oil and Gas Lease dated March 20, 2009, from Douglas C. Koch, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 544, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 15: Paid Up Oil and Gas Lease dated March 20, 2009, from Wayne A. Bissett, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 550, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 16: Paid Up Oil and Gas Lease dated December 3, 2007, from Clarence J. Fraser, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 556, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 17: Paid Up Oil and Gas Lease dated August 12, 2009, from Dorothy L. Hardin, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 559, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 18: Paid Up Oil and Gas Lease dated August 12, 2009, from Anne L. Madigan, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 563, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 19: Paid Up Oil and Gas Lease dated September 2, 2009, from Jessica Stansell, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 567, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 20: Paid Up Oil and Gas Lease dated March 24, 2009, from Thornton Davis Minerals, L.P., as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 66, page 570, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 21: Paid-Up Oil and Gas Lease dated September 1, 2009, from Stewart Information Services Corporation, as Lessor, to Sien Energy Company, as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 66, page 574, Official Public Records, Frio County, Texas, as amended, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 22: Paid-Up Oil and Gas Lease dated September 2, 2009, from Nathan Weaver, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 70, page 249, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 23: Paid-Up Oil and Gas Lease dated September 2, 2009, from Jesse Walker, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 73, page 621, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 24: Paid-Up Oil and Gas Lease dated March 23, 2011, from Wanda Weaver, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 91, page 773, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

Lease 25: Paid Up Oil and Gas Lease dated June 23, 2011, from Charles McClain, as Receiver for Mineral Interests in Cause No. 11-03-00095CVF, for Nancy Brown et al., as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 92, page 996, Official Public Records, Frio County, Texas, covering 1,985 acres of land, more or less, being the same land described in Lease 1.

TRACT 2 - 640 ACRES

Lease 1: Paid Up Oil and Gas Lease dated November 6, 2009, from Roxana Kelfer, Individually and as Trustee of the Louis A. Michael Trust, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 68, page 237, Official Public

Records, Frio County, Texas, covering 640 acres of land, more or less, out of the E.A. Mudd Survey 8, A-1333, Frio County, Texas.

Lease 2: Paid Up Oil and Gas Lease dated November 6, 2009, from Lynn Kendrick, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 68, page 242, Official Public Records, Frio County, Texas, covering 640 acres of land, more or less, out of the E.A. Mudd Survey 8, A-1333, Frio County, Texas, being the same land described in Lease 1.

Lease 3: Paid Up Oil and Gas Lease dated November 6, 2009, from Caroline J. Wanke, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 68, page 247, Official Public Records, Frio County, Texas, covering 640 acres of land, more or less, out of the E.A. Mudd Survey 8, A-1333, Frio County, Texas, being the same land described in Lease 1.

Lease 4: Paid Up Oil and Gas Lease dated November 6, 2009, from Diana Morawski, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 68, page 251, Official Public Records, Frio County, Texas, covering 640 acres of land, more or less, out of the E.A. Mudd Survey 8, A-1333, Frio County, Texas, being the same land described in Lease 1.

Lease 5: Paid Up Oil and Gas Lease dated November 6, 2009, from Claudia Davis, as Lessor, to Sien Energy Company, as Lessee, recorded in Volume 68, page 255, Official Public Records, Frio County, Texas, covering 640 acres of land, more or less, out of the E.A. Mudd Survey 8, A-1333, Frio County, Texas, being the same land described in Lease 1.

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Stewart No. 1 Well                    89.100000%           66.825000%
(API #42-163-33411 / RRC ID #15635)
Ricochet - Stewart No. 2 Well                    89.100000%           66.825000%
(API #42-163-33455 / RRC ID #15635)
Ricochet - Stewart-Michael Unit No. 1 Well       89.100000%           66.907685%
(API #42-163-33535 / RRC ID #16563)
Ricochet - Stewart-Michael No. 2H Unit Well      89.100000%           66.825000%
(API #42-163-33550 / RRC ID #16379)
Ricochet - Stewart No. 4RE Well                  95.466809%           71.600107%
(API #42-163-33585 / RRC ID #17349)

BREAZEALE PROSPECT (NEAL TRUST UNIT)

Lease 1: Paid Up Oil and Gas Lease dated July 25, 2011, from Iven A. Neal and Ruby Neal, as Trustees of the Iven A. Neal and Ruby Neal Living Trust, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 95, page 113, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 148.37 acres of land, more or less, out of the B.S.&F. Survey No. 3, A-112, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas.

Lease 2: Paid Up Oil and Gas Lease dated July 25, 2011, from James P. Neal and Coleen F. Neal, as Trustees of the James P. Neal and Coleen F. Neal Living Trust, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 95, page 110, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 148.37 acres of land, more or less, out of the B.S.&F. Survey No. 3, A-112, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas, and being the same land described in Lease 1.

Lease 3: Oil and Gas Lease dated July 18, 2011, from Providence Minerals, LLC, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 95, page 116, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 127.9 acres of land, more or less, out of the B.S.&F. Survey No. 3, A-112, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas, and being part of the same land described in Lease 1.

Lease 4: Oil and Gas Lease dated August 16, 2011, from Texas Osage Royalty Pool, Inc., as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 95, page 819, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 127.9 acres of land, more or less, out of the B.S.&F. Survey No. 3, A-112, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas, and being part of the same land described in Lease 1.

Lease 5: Paid Up Oil and Gas Lease dated September 30, 2011, from Vicki Lee Gates and Sherri Lynn Tope, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 99, page 37, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 65.59 acres of land, more or less, out of the B.S.&F. Survey No. 3, A-112, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas.

Lease 6: Paid Up Oil and Gas Lease dated October 14, 2011, from The Collis and Lucille Woodward Family Trust dated August 29, 1990, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 100, page 20, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 88.02 acres of land, more or less, out of the Frio County School Land League No. 1, A-310, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas.

Lease 7: Paid Up Oil and Gas Lease dated October 14, 2011, from The Clyde E. and Valerie V. Woodward Family Trust dated November 12, 1996, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 100, page 18, Official Public Records, Frio County, Texas, insofar as and only insofar as said lease covers 88.02 acres of land, more or less, out of the Frio County School Land League No. 1, A-310, Frio County, Texas, being the lands pooled in the Ricochet Energy, Inc. - Neal Trust No. 1H Unit as described in a Declaration of Unit dated October 10, 2012, recorded in Volume 122, page 855, Official Records, Frio County, Texas, and being the same land described in Lease 6.

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Neal Trust No. 1H Unit Well            100.000%             75.000%
(API #42-163-33643 / RRC ID #17593)

MAXWELL PROSPECT

Lease 1: Paid Up Oil and Gas Lease dated December 22, 2011, from David Maxwell and wife, Kelli Maxwell et al., as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 105, page 918, Official Public Records, Frio County, Texas, covering 315 acres of land, more or less, out of the Pablo Ortiz Survey No. 1411, A-530, Frio County, Texas.

Lease 2: Paid Up Oil and Gas Lease dated January 18, 2012, from James E. Deutsch and wife, Patricia Deutsch, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 105, page 914, Official Public Records, Frio County, Texas, covering 372.37 acres of land, more or less, out of the A.B.&M. Survey 5, A-29 and the Pablo Ortiz Survey No. 1411, A-530, Frio County, Texas.

Lease 3: Paid Up Oil and Gas Lease dated January 3, 2012, from Howard M. Shelton, Jr., as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 105, page 916, Official Public Records, Frio County, Texas, covering 100.64 acres of land, more or less, out of the Pablo Ortiz Survey No. 1411, A-530, Frio County, Texas.

Lease 4: Paid Up Oil and Gas Lease dated March 3, 2012, from Lida O. Pitts, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 110, page 413, Official Public Records, Frio County, Texas, covering 50.32 acres of land, more or less, out of the Pablo Ortiz Survey No. 1411, A-530, Frio County, Texas, being a part of the same land described in Lease 3.

Lease 5: Paid Up Oil and Gas Lease dated March 27, 2012, from James Oliver Harle et al., as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 111, page 717, Official Public Records, Frio County, Texas, covering 50.32 acres of land, more or less, out of the Pablo Ortiz Survey No. 1411, A-530, Frio County, Texas, being a part of the same land described in Lease 3.

Lease 6: Paid Up Oil and Gas Lease dated January 17, 2012, from William R. Hoyle and wife, Mona Hoyle, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 106, page 130, Official Public Records, Frio County, Texas, covering 18.26 acres of land, more or less, out of the Pablo Ortiz Survey No. 1411, A-530, Frio County, Texas.

          Wells                                      WI                  NRI
          -----                                      --                  ---
None                                              100.000%             75.000%

PETTY PROSPECT

Lease 1: Paid Up Oil and Gas Lease dated April 9, 2012, from David R. Petty and wife, Frankie Petty, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 110, page 781, Official Public Records, Frio County, Texas, covering 933.51 acres of land, more or less, out of the A.B.&M. Survey 5, A-29, the A.B.&M. Survey 7, A-30 and the A.B.&M. (W.T. Merriwether) Survey 6, A-963, Frio County, Texas.

Lease 2: Paid Up Oil and Gas Lease dated April 11, 2012, from Janell McDermand Trees, joined pro forma by her husband, Jerry F. Trees, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 110, page 779, Official Public Records, Frio County, Texas, covering
613.32 acres of land, more or less, out of the A.B.&M. Survey 5, A-29 and the A.B.&M. Survey 7, A-30, Frio County, Texas, being part of the same land described in Lease 1.

Lease 3: Paid Up Oil and Gas Lease dated April 18, 2012, from Jerry Leon Young, Jr., as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 113, page 400, Official Public Records, Frio County, Texas, covering 320.19 acres of land, more or less, out of the A.B.&M. (W.T. Merriwether) Survey 6, A-963, Frio County, Texas, being part of the same land described in Lease 1.

Lease 4: Paid Up Oil and Gas Lease dated April 18, 2012, from Patricia Riley Hines, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 112, page 181, Official Public Records, Frio County, Texas, covering 320.19 acres of land, more or less, out of the A.B.&M. (W.T. Merriwether) Survey 6, A-963, Frio County, Texas, being part of the same land described in Lease 1.

Lease 5: Paid Up Oil and Gas Lease dated April 18, 2012, from Peggy Riley Franell, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 112, page 179, Official Public Records, Frio County, Texas, covering 320.19 acres of land, more or less, out of the A.B.&M. (W.T. Merriwether) Survey 6, A-963, Frio County, Texas, being part of the same land described in Lease 1.

Lease 6: Paid Up Oil and Gas Lease dated April 18, 2012, from Janice Claire Palmer, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 111, page 713, Official Public Records, Frio County, Texas, covering 320.19 acres of land, more or less, out of the A.B.&M. (W.T. Merriwether) Survey 6, A-963, Frio County, Texas, being part of the same land described in Lease 1.

Lease 7: Paid Up Oil and Gas Lease dated April 18, 2012, from Mary Jo Wainscott, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 111, page 715, Official Public Records, Frio County, Texas, covering 320.19 acres of land, more or less, out of the A.B.&M. (W.T. Merriwether) Survey 6, A-963, Frio County, Texas, being part of the same land described in Lease 1.

Lease 8: Paid Up Oil and Gas Lease dated August 1, 2012, from Lucille Watson et al., as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 119, page 629, Official Public Records, Frio County, Texas, covering 320.19 acres of land, more or less, out of the A.B.&M. (W.T. Merriwether) Survey 6, A-963, Frio County, Texas, being part of the same land described in Lease 1.

Lease 9: Oil and Gas Lease dated April 16, 2012, from Methodist Childrens Home, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 111, page 711, Official Public Records, Frio County, Texas, covering 320.19 acres of land, more or less, out of the A.B.&M. (W.T. Merriwether) Survey 6, A-963, Frio County, Texas.

Lease 10: Paid Up Oil and Gas Lease dated May 15, 2012, from Edward Allen Keith, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 113, page 500, Official Public Records, Frio County, Texas, covering 10.105 acres of land, more or less, out of the A.B.&M. Survey 5, A-29 and the A.B.&M. Survey 7, A-30, Frio County, Texas.

Lease 11: Paid Up Oil and Gas Lease dated May 15, 2012, from Connie Gail Beane, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 113, page 502, Official Public Records, Frio County, Texas, covering 20.106 acres of land, more or less, out of the A.B.&M. Survey 5, A-29 and the A.B.&M. Survey 7, A-30, Frio County, Texas.

Lease 12: Paid Up Oil and Gas Lease dated May 15, 2012, from Sandra Eileen Keith, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Paid Up Oil and Gas Lease in Volume 113, page 504, Official Public Records, Frio County, Texas, covering 20.106 acres of land, more or less, out of the A.B.&M. Survey 5, A-29 and the A.B.&M. Survey 7, A-30, Frio County, Texas.

          Wells                                      WI                  NRI
          -----                                      --                  ---
None                                              100.000%             75.000%

FRIO AUSTIN CHALK PROSPECT

(CULPEPPER AREA)

JANE T. CULPEPPER ET AL., LEASES

Lease 1: Oil and Gas Lease dated January 18, 2010, from Jane Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 672, Official Public Records, Frio County, Texas, as amended by Amendment of Oil and Gas Lease recorded in Volume 73, page 441, Official Public Records, Frio County, Texas, covering 718 acres of land, more or less, out of the J. E. Roberts Survey No. 4, A-903, the L.I.M. & C. Co. Survey No. 112, A-754 and the B.S. & F Survey No. 3, A-109, Frio County, Texas.

Lease 2: Oil and Gas Lease dated January 18, 2010, from John Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 675, Official Public Records, Frio County, Texas, as amended by Amendment of Oil and Gas Lease recorded in Volume 73, page 444, Official Public Records, Frio County, Texas, covering 593 acres of land, more or less, being a portion of the same land described above in Lease 1.

Lease 3: Oil and Gas Lease dated January 18, 2010, from Jim Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 678, Official Public Records, Frio County, Texas, as amended by Amendment of Oil and Gas Lease recorded in Volume 73, page 446, Official Public Records, Frio County, Texas, covering 593 acres of land, more or less, being a portion of the same land described above in Lease 1.

Lease 4: Oil and Gas Lease dated January 18, 2010, from Bill Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 681, Official Public Records, Frio County, Texas, as amended by Amendment of Oil and Gas Lease recorded in Volume 73, page 448, Official Public Records, Frio County, Texas, covering 593 acres of land, more or less, being a portion of the same land described above in Lease 1.

Lease 5: Oil and Gas Lease dated January 18, 2010, from Nancy C. Flores, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 684, Official Public Records, Frio County, Texas, as amended by Amendment of Oil and Gas Lease recorded in Volume 73, page 450, Official Public Records, Frio County, Texas, covering 593 acres of land, more or less, being a portion of the same land described above in Lease 1.

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Culpepper No. 1H Unit Well             100.000%             80.000%
(API #42-163-33480 / RRC ID #16214)
Ricochet - Culpepper No. 2H Unit Well             100.000%             80.000%
(API #42-163-33494 / RRC ID #16115)

JAMES W. CULPEPPER ET AL., LEASES - (3C LEASES)

Lease 1: Oil and Gas Lease dated February 3, 2010, from James Culpepper and wife, Kat Saunders, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 765, Official Public Records, Frio County, Texas, covering
657.28 acres of land, more or less, out of the J. E. Roberts Survey No. 2, A-904 and the James Cummings Survey No. 105, A-269, Frio County, Texas.

Lease 2: Oil and Gas Lease dated February 3, 2010, from John Culpepper and wife, Andrea M. Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 70, page 770, Official Public Records, Frio County, Texas, covering
657.28 acres of land, more or less, being the same land described above in Lease 1.

Lease 3: Oil and Gas Lease dated February 3, 2010, from Joe Culpepper, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded in Volume 75, page 590, Official Public Records, Frio County, Texas, covering 104.14 acres of land, more or less, out of the J. E. Roberts Survey No. 2, A-904 and the James Cummings Survey No. 105, A-269, Frio County, Texas, being a portion of the same land described above in Lease 1.

Lease 4: Oil and Gas Lease dated October 31, 2010, from Tommy J. Muston and wife, Deborah A. Muston, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 83, page 692, Official Public Records, Frio County, Texas, covering 224.14 acres of land, more or less, out of the J. E. Roberts Survey No. 2, A-904 and the J. E. Roberts Survey No. 6, A-905, Frio County, Texas, being a portion of the same land described above in Lease 1.

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - 3C No. 1H Unit Well                   100.000%             79.715823%
(API #42-163-33508 / RRC ID #16225)
Ricochet - 3C No. 2H Unit Well                   100.000%             79.715823%
(API #42-163-33563 / RRC ID #16225)

KOTZEBUE LEASE

Oil and Gas Lease dated August 26, 2010, from David W. Kotzebue and wife, Deborah R. Kotzebue, as Lessor, to Ricochet Energy, Inc., as Lessee, recorded by Memorandum of Oil and Gas Lease in Volume 79, page 752, Official Public Records, Frio County, Texas, originally covering 527.33 acres of land, more or less, out of the J. E. Roberts Survey No. 4, A-903, Frio County, Texas, insofar as and only insofar as said lease covers 400 acres of land, more or less, being the retained acreage allocated to the Kotzebue No. 1 Well, as described in that certain Partial Release of Oil and Gas Lease and Designation of Well Tract dated effective January 1, 2014, executed by Ricochet Energy, Inc. et al., recorded in Volume 150, page 793, Official Public Records, Frio County, Texas.

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Kotzebue No. 1 Well                    100.000%             75.000%
(API #42-163-33589 / RRC ID #17063)

EXPRESS RE-ENTRY PROSPECTS

CANTU-HENDERSON UNIT

Ricochet Energy,  Inc. -  Cantu-Henderson  No. 1H Unit, being the pooled unit of
495.17 acres out of the J. Poitevent Survey No. 5, A-559 and the R.M. Harkness Survey No. 6, A-890, Frio County, Texas, as more particularly described in that certain Declaration of Unit dated September 24, 2010, executed by Ricochet Energy, Inc., recorded in Volume 81, page 174, Official Public Records, Frio County, Texas, pooling the acreage covered by the following described leases.

Lease 1: Oil, Gas and Mineral Lease dated September 17, 2008, from Herlinda G. Cantu, as Lessor, to Express Oil & Gas, as Lessee, recorded in Volume 57, page 798, Official Public Records, Frio County, Texas, (and also recorded by Memorandum of Oil and Gas Lease in Volume 57, page 796, Official Public Records, Frio County, Texas), as amended, covering 177.45 acres, more or less, out of the
J. Poitevent Survey No. 5, A-559, Frio County, Texas, all of the 177.45 acres covered by said lease, as more particularly described therein, being included in this unit.

Lease 2: Oil, Gas and Mineral Lease dated October 28, 2008, from Winfred Henderson and wife, Alice A. Henderson, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 60, page 193, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the
317.72 acres covered by said lease, as more particularly described therein, being included in this unit.

Lease 3: Oil, Gas and Mineral Lease dated October 28, 2008, from Jimmy Henderson, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 60, page 200, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the 317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

Lease 4: Oil, Gas and Mineral Lease dated October 28, 2008, from Selfa A. Garza, joined pro forma by her husband, Tino Garza, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 60, page 180, Official Public Records, Frio County, Texas, as ratified and amended, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the 317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

Lease 5: Oil, Gas and Mineral Lease dated November 17, 2008, from Linda Green, joined pro forma by her husband, Ken Green, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 60, page 173, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the 317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

Lease 6: Oil, Gas and Mineral Lease dated November 17, 2008, from Larry Myrick, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 60, page 187, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the 317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

Lease 7: Oil, Gas and Mineral Lease dated July 10, 2009, from Donna Myrick, as Lessor, to Express Oil & Gas, as Lessee, recorded by Memorandum of Oil, Gas and Mineral Lease in Volume 63, page 76, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the
317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

Lease 8: Oil, Gas and Mineral Lease dated November 17, 2008, from Janice Hemphill, as Lessor, to Express Oil & Gas, Co., as Lessee, recorded in Volume 63, page 70, Official Public Records, Frio County, Texas, covering 317.72 acres, more or less, out of the R. M. Harkness Survey No. 6, A-890 in Frio County, Texas and A-1014 in LaSalle County, Texas, all of the 317.72 acres covered by said lease, comprising the same lands described above in Lease 2, being included in this unit.

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Cantu-Henderson No. 1H Unit Well      100.000%             77.042448%
(API #42-163-33426 / RRC ID #12392)

HARRIS LEASE

Oil, Gas and Mineral Lease dated January 13, 1976, from William Donald Harris and wife, Mary Ann Harris, as Lessor, to Charles R. Stubblefield, as Lessee, recorded in Volume 342, page 485, Deed Records, Frio County, Texas, covering
735.00 acres, more or less, out of the William Webber Survey, A-668 and the G.B. Pilant Survey, A-540, Frio County, Texas, insofar as and only insofar as said lease covers 281.4 acres of land, more or less, around the Ricochet Energy, Inc.
- Harris No. 2 and Harris No. 3 Wells (but expressly excluding the well and wellbore for the Express Oil & Gas - Harris #4 Well [API # 42-163-32691]) in Frio County, Texas.

          Wells                                      WI                  NRI
          -----                                      --                  ---
Ricochet - Harris No. 2 Well                       90.000%             67.500%
(API #42-163-32604 / RRC ID #15063)
Ricochet - Harris No. 3 Well                       90.000%             67.500%
(API #42-163-32647 / RRC ID #15063)

W.S. SHAFFER AND W.S. SHAFFER -B- LEASES

Oil, Gas and Mineral Lease dated September 9, 1958, from W.S. Shaffer and wife, E.S. Shaffer, as Lessors to J.R. McLean, as Lessee, recorded in Volume 574, page 186, Deed Records, Taylor County, Texas, covering the following tracts:

Tract 1

Being 314.80 acres of land situated in Taylor County, Texas, and being the North Half of Survey No. 12, Certificate No. 17/368, Block No. 3, S. P. RR Company Lands, and being the same land described by metes and bounds in a Patent from the State of Texas to J. L. Pierce, dated April 12, 1951, recorded in Volume G-2, Page 143, of the Patent Records of Taylor County, Texas.

Tract 2

Being 167.5 acres,  more or less, out of Survey No. 6,  Certificate No. 4508, G.
C. & S. RR Company Lands in Taylor County, Texas being described as follows, to-wit:

BEGINNING at the Northwest corner S. F. 15185, W. S. Shaffer Survey No. 1; THENCE South 15(degree)East with the West line S.F. 15185, 2,293 varas, to fence;
THENCE in a westerly direction with said fence to an inner corner of said G. C. & S. RR Company Survey No. 6;
THENCE North 15(degree)West with a west line of said G. C. & S. RR Company Survey No. 6, 2,152.2 varas to the South line of a tract owned by Sayles;
THENCE North 75o 25' East 425.6 varas with a fence to the place of beginning.

          Wells                                      WI                  NRI
          -----                                      --                  ---
Baron - W.S. Shaffer -B- #3                        75.000%             56.250%
(API #42-441-81191 / RRC ID #11127)
Baron - W.S. Shaffer -B- #4                        75.000%             56.250%
(API #42-441-81192 / RRC ID #11127)

W.S. SHAFFER -C- LEASE

Oil, Gas and Mineral Lease dated April 30, 1970, from M.C. Shaffer, et al, as Lessors to J.D. Tompkins, as Lessee, recorded in Volume 880, page 501, Deed Records, Taylor County, Texas, covering all of the W.S. Shaffer Survey No. 1, S.F. 15185, Patented to W.S. Shaffer by the State of Texas on June 11, 1951, by Patent No. 475, Volume 17-B, and containing 136.55 acres, more or less.

          Wells                                      WI                  NRI
          -----                                      --                  ---
Baron - W.S. Shaffer -C- #1                        75.000%             56.250%
(API #42-441-30235 / RRC ID #11495)